UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2015

REALD INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34818	77-0620426
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 N. Crescent Drive, Suite 200
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 385-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03                   Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

(a)              Bylaw Amendments

On August 31, 2015, the Board of Directors of RealD Inc. (the “Company”) approved an amendment to the Amended and Restated Bylaws of the Company to specify that to be timely brought before the Company’s 2015 Annual Meeting of Stockholders, a stockholder’s notice of business and nomination of candidates for election to the Board needs to be provided no sooner than September 15, 2015 and no later than September 30, 2015.

The foregoing summary of the revised provisions of the Company’s Amended and Restated Bylaws does not purport to be a complete description of such amendments and is qualified in its the entirety by the full text of the Amended and Restated Bylaws of the Company that are filed as Exhibit 3.1 to this Form 8-K and are incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of RealD Inc. (as adopted and effective August 31, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALD INC.

	By:	/s/ Vivian W. Yang
Vivian W. Yang
Executive Vice President, General Counsel & Secretary

Dated: August 31, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of RealD Inc. (as adopted and effective August 31, 2015)